Exhibit 99.2

Contact:

Primo Water Corporation

David Mills, Chief Financial Officer

(336) 331-4000

ICR Inc.

Katie Turner

(646) 277-1228

Primo Water Announces

Completion of Phase I Rollout of Credit Card Readers;

Receiving Tariff Exemption on Water Dispensers;

Entering into an Agreement for Refill in Mexico; and

Board Appointment of Susan Cates as the Lead Independent Director

WINSTON-SALEM, N.C., January 14, 2019 -- Primo Water Corporation (“Primo” or the “Company”) (Nasdaq: PRMW) today announces the following:

Exceeded December 31, 2018 Credit Card Reader Goal and Begins Rollout to Remaining Locations

Earlier this year Primo accelerated the rollout of cashless payment technology to its outdoor reverse-osmosis refill machines, committing to installing 6,000 units by December 31, 2018. Primo exceeded this target by several hundred units and is now entering phase II of the rollout to the remaining locations, which is anticipated to be completed by June 30, 2019. This technology not only brings more payment options to consumers but also brings real-time telemetry alerting. The devices enable consumers to choose from a variety of EMV-certified or chip-card payment methods, including credit cards and mobile payment apps, such as Apple Pay, Visa and MasterCard. The system capabilities will also provide Primo the ability to remotely monitor its outdoor refill machines and ensure the machines are in continuous operation. The system will deliver tailored notifications based on Primo’s defined thresholds when a refill machine experiences a power outage or when there is a machine error based on their specifications. This will allow field managers to send service technicians to the refill machine, thus reducing downtime. Primo anticipates that this capability will reduce lost revenue from prolonged machine interruption and will increase end-consumer satisfaction.

Water Dispensers Granted a Retroactive Exemption of the Section 301 Tariff

The Office of the U.S. Trade Representative recently granted product exemption from the Section 301 import tariffs on certain products manufactured in China, including Primo’s full-size water dispensers. The exemption is retroactive back to the implementation date in July 2018 and will remain in effect through December 2019. The exemption will allow Primo to work with its retailers to reduce the future on-shelf pricing. Primo believes the lower sales price can drive consumer demand of its water dispensers and generate future water households.

Primo Enters into an Agreement for Refill in Mexico

Primo entered into an agreement with a Mexican partner creating the framework for establishing a business in Mexico to sell reverse-osmosis water through indoor and outdoor self-service refill drinking water machines. Primo has been working over the past 18 months to solidify the framework and best approach to bring refill to Mexico.

Once the agreements are fully negotiated and implemented, Primo will provide the expertise in refill through the license of certain of its intellectual property and know-how for the Mexico refill business and the supply of self-service refill drinking water machines.

Primo will have the option to acquire the Mexico refill business upon the attainment of either certain financial milestones by the Mexico refill business or after six years.

Primo is working with an experienced partner that has successfully introduced and grown multiple brands in Mexico, including Under Armour and Oakley.

Board of Directors Appoints Susan Cates as Lead Independent Director and Provides Corporate Governance Update.

The Company also announced today that the Board appointed Susan Cates as its Lead Independent Director. In this role, Ms. Cates will be responsible for helping to set agendas for meetings of the Board, leading the Board’s review of management performance and the succession planning process already underway, and chairing executive sessions with non-management directors of the Board. Ms. Cates has served on the Board since 2014 and as Chair of the Audit Committee since her appointment to the Board in 2014. She also brings to the role of Lead Independent Director over 20 years of experience with public and private company leadership and governance, domestic and international M&A transactions, and finance.

In addition to elevating Ms. Cates into the Lead Independent Director role, the Board also has put in place policies to formalize its ongoing commitment to robust disclosures around shareholder engagement and executive compensation, and to rotate compensation committee leadership.

These board composition and corporate governance enhancements highlight the latest efforts by the Company over the past several years to incorporate valuable shareholder feedback and careful consideration of proxy advisory firm recommendations. During this time, the Company has also separated its chairman and CEO roles as part of an ongoing succession planning process, refreshed four out of eight board seats, adopted majority resignation policies for directors in uncontested elections, implemented stock ownership policies for non-management directors and revamped its executive compensation program to further align its interests with all shareholders.

About Primo Water Corporation

Primo Water Corporation (Nasdaq: PRMW) is an environmentally and ethically responsible company with a purpose of inspiring healthier lives through better water. Primo is North America's leading single source provider of water dispensers, multi-gallon purified bottled water, and self-service refill drinking water. Primo’s Dispensers, Exchange and Refill products are available in over 45,000 retail locations and online throughout the United States and Canada. For more information and to learn more about Primo Water, please visit our website at www.primowater.com.

Forward-Looking Statements

Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the applicable securities laws and regulations. These statements include those relating to our plans with respect to the Mexico refill business; the exemption from the Section 301 tariffs on our full-size water dispensers allowing us to work with our retailers to reduce future on-shelf pricing and our belief that lower sales prices can drive consumer demand of our water dispensers and generate future water households; and the capabilities and benefits of our cashless payment technology relating to, among other things, remotely monitoring our outdoor refill machines and ensuring that they are in continuous operation and relating to these capabilities reducing lost revenue and increasing end-consumer satisfaction. These statements can otherwise be identified by the use of words such as "anticipate," "believe," "could," "estimate," "expect," "feel," "forecast," "intend," "may," "plan," "potential," “predict,” "project," “seek,” "should," "would,” “will,” and similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those stated herein. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the loss of major retail customers of the Company or the reduction in volume or change in timing of purchases by major retail customers; the consolidation of retail customers and disruption of the retail business model; lower than anticipated consumer and retailer acceptance of and demand for the Company's products and services; our inability to effectively move forward with a unified Primo brand in our Refill segment, including difficulties bringing the Primo brand to all Glacier Refill locations within our anticipated timeline and recognizing the anticipated benefits and synergies of the brand unification; the effectiveness of our marketing and brand activation strategy, the risk that we will not realize all of the anticipated benefits of such strategy (including increased sales volume, revenue and customer loyalty) and the time and costs associated with the development and implementation of new marketing strategies in the event our current strategies do not achieve the anticipated results; the highly competitive environment in which we operate and the entry of a competitor with greater resources into the marketplace; competition and other business conditions in the water and water dispenser industries in general; adverse changes in the Company's relationships with its independent bottlers, distributors and suppliers in its Exchange business; the loss of key Company personnel; risks associated with the Company’s potential expansion into international markets, particularly Mexico and China, that could be harmful to our business and operations; the Company’s inability to finalize the agreements related to the Mexico refill business, enter the Mexico market successfully or otherwise receive benefits from the establishment of the Mexico refill business; recently imposed tariffs that cover certain of our products, the potential for increases in existing tariffs or new tariffs, which may materially adversely affect our business, and other potential changes in international trade relations implemented by the U.S. presidential administration; repeal or discontinuance of the exemption of the Section 301 tariffs on certain of our water dispensers; the Company’s experiencing product liability, product recall or higher than anticipated rates of sales returns associated with product quality or safety issues; dependence on key management information systems; the Company may not be able to realize the benefits associated with the cashless payment technology being implemented with respect to the refill business; the Company's inability to efficiently expand operations and capacity to meet growth; the Company's inability to develop, introduce and produce new product offerings within the anticipated timeframe or at all; general economic conditions; the possible adverse effects that decreased discretionary consumer spending may have on the Company’s business; the potential for activist investors to cause us to incur substantial costs, divert management’s attention and resources, and the related adverse effects on our business, financial condition and results of operation; changes in the regulatory framework governing the Company's business; significant liabilities or costs associated with litigation or other legal proceedings; the possibility that our ability to use our net operating loss carryforwards in the United States may be limited; the restrictions imposed upon our business as a result of the restrictive covenants contained in our credit agreements; the Company’s inability to comply with its covenants in its credit facility; the possibility that we may fail to generate sufficient cash flow to service our debt obligations; the negative effects that global capital and credit market issues may have on our liquidity; the costs of borrowing on our operations as well as other risks described more fully in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed on March 7, 2018 and its subsequent filings under the Securities Exchange Act of 1934. Forward-looking statements reflect management's analysis as of the date of this press release. The Company does not undertake to revise these statements to reflect subsequent developments, other than in its regular, quarterly earnings releases or as otherwise required by applicable securities laws.